                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported ) January 31, 1997


                            PREFERRED NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27658 58-1954892

(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)



850 Center Way, Norcross, Georgia                    30071
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)

(Registrant's telephone number, including area code)          (770) 582-3500
                                                              --------------



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            a)    Financial Statements of Businesses Acquired

                  The audited combined financial statements of Mercury Paging & Communications, Inc. and its affiliated companies as of and for the years ended December 31, 1996 and 1995 were filed as part of Preferred Networks, Inc.'s Current Report on Form 8-K filed on February 18, 1997.

            b)    Pro Forma Financial Information

                  The unaudited pro forma condensed consolidated balance sheet of Preferred Networks, Inc. as of December 31, 1996 and the unaudited pro forma condensed consolidated statement of operations of Preferred Networks, Inc. for the year ended December 31, 1996 are filed as a part of this Current Report on Form 8-K/A.

            c)    Exhibits

                  The following exhibits were filed as part of Preferred Networks, Inc.'s Current Report on Form 8-K filed on February 18, 1997:

                  2.1 Stock Purchase Agreement by and among Preferred Networks, Inc., Mercury Paging & Communications, Inc., HTB Communications Inc., Custom Page, Inc., and M.P.C. Distributors Inc. (collectively "Sellers") and the Shareholders of Sellers, dated as of September 30, 1996.

                  23.1     Consent of Independent Auditors  -- Ernst & Young LLP

                  23.2 Consent of Independent Auditors - Schneider Ehrlich & Wengrover LLP

                    Item 7(b). Pro Forma Financial Statements




The following unaudited pro forma condensed consolidated financial statements of Preferred Networks, Inc. ("PNI") and Mercury Paging & Communications, Inc. and its affiliated companies ("Mercury") are derived from, and should be read in conjunction with the audited combined financial statements of Mercury contained in PNI's Form 8-K filed with the Securities and Exchange Commission on February 18, 1997 and the audited consolidated financial statements of PNI contained in PNI's Form 10-K for the year ended December 31, 1996 filed with the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the acquisition of Mercury by PNI been consummated on the dates indicated, or which may be reported in the future.

The pro forma balance sheet reflects adjustments as if the acquisition had been consummated on December 31, 1996.

The pro forma statement of operations reflects adjustments as if the acquisition had been consummated at the beginning of the period of the statement (i.e., January 1, 1996.)

                            PREFERRED NETWORKS, INC.


                 Pro Forma Condensed Consolidated Balance Sheet

                                December 31, 1996

                                   (Unaudited)


                                                                   HISTORICAL
                                                         ----------------------------
                                                           PREFERRED                          PRO
                                                           NETWORKS,                         FORMA                    PRO
                                                              INC.          MERCURY       ADJUSTMENTS                FORMA
                                                         --------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                             $ 21,645,354    $    101,579    $(10,100,000) (a)       $ 11,646,933
   Accounts receivable, net                                 2,815,982         445,482                               3,261,464
   Receivables from related parties                            93,397              --                                  93,397
   Inventory                                                5,630,478         446,309                               6,076,787
   Prepaid expenses and other current assets                  540,190          15,919                                 556,109
                                                         --------------------------------------------------------------------
Total current assets                                       30,725,401       1,009,289                              21,634,690
Property and equipment, net                                21,559,407         925,271                              22,484,678
Goodwill and FCC licenses, net                             10,381,113          62,212      15,792,345 (a)          26,235,670
Other assets, net                                           3,459,416          95,445                               3,544,861
                                                         --------------------------------------------------------------------
                                                         $ 66,125,337    $  2,092,217    $  5,692,345            $ 73,909,899
                                                         ====================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                      $  5,011,150    $    552,258    $                       $  5,563,408
   Accrued liabilities                                      2,878,573         522,703                               3,401,276
   Payables to related parties                                  6,317         809,601                                 815,918
   Accrued salaries                                           621,493              --                                 621,493
   Current portion of notes payable and capital
     lease obligations                                        995,164       1,900,000                               2,895,164
                                                         --------------------------------------------------------------------
Total current liabilities                                   9,512,697       3,784,562                              13,297,259

Notes payable and capital lease obligations,
   less current portion                                    16,029,652              --                              16,029,652
                                                         --------------------------------------------------------------------
 Total liabilities                                         25,542,349       3,784,562                              29,326,911

Stockholders' equity (deficit)
  Preferred stock                                                  --              --                                      --
  Common stock                                                  1,529          11,000         (10,376)(a),(b)           2,153
  Additional paid-in capital                               56,312,399              --       3,999,376 (a)          60,311,775
  Accumulated (deficit)                                   (15,730,940)     (1,703,345)      1,703,345 (b)         (15,730,940)
                                                         --------------------------------------------------------------------
                                                           40,582,988      (1,692,345)      5,692,345              44,582,988
                                                         --------------------------------------------------------------------
                                                         $ 66,125,337    $  2,092,217    $  5,692,345            $ 73,909,899
                                                         ====================================================================


See accompanying pro forma adjustments.

                            PREFERRED NETWORKS, INC.

            Pro Forma Condensed Consolidated Statement of Operations

                          Year ended December 31, 1996

                                   (Unaudited)


                                                               HISTORICAL
                                                    -------------------------------
                                                     PREFERRED
                                                      NETWORKS,                               PRO FORMA              PRO
                                                         INC.             MERCURY            ADJUSTMENTS            FORMA
                                                    ------------       ------------          ---------          ------------
Revenues:
   Network services                                 $  6,121,127       $  2,531,591          $                  $  8,652,718
   Product sales                                       5,818,074          2,818,879                                8,636,953
   Other services                                      1,411,471                 --           (125,000) (c)        1,286,471
                                                    ------------------------------------------------------------------------
                                                      13,350,672          5,350,470           (125,000)           18,576,142
Costs of revenues:
   Network services                                    4,621,126          2,661,884                                7,283,010
   Product sales                                       8,328,771            157,719                                8,486,490
   Other services                                        662,310                 --                                  662,310
                                                    ------------------------------------------------------------------------
                                                      13,612,207          2,819,603                               16,431,810
                                                    ------------------------------------------------------------------------
Gross margin                                            (261,535)         2,530,867           (125,000)            2,144,332


Selling, general and administrative expenses           8,337,963          2,225,214           (125,000)(c)        10,438,177
Depreciation and amortization                          2,479,080            197,160             53,000 (d)         2,729,240
                                                    ------------------------------------------------------------------------
Operating income (loss)                              (11,078,578)           108,493            (53,000)          (11,023,085)
Interest expense                                        (242,337)          (180,393)                                (422,730)
Interest income                                        1,121,585                 --                                1,121,585
                                                    ------------------------------------------------------------------------
Net loss                                            $(10,199,330)      $    (71,900)         $ (53,000)         $(10,324,230)
                                                    ========================================================================

Net loss per share of common stock                  $      (0.79)                                               $       (.76)
                                                    ============                                                ============

Weighted average number of common shares
   used in calculating net loss per share of
   common stock                                       13,643,474                                                  14,267,795
                                                    ============                                                ============


See accompanying pro forma adjustments.

Certain reclassifications have been made to Mercury's financial statements to conform to PNI's classifications.

BALANCE SHEET:

(a) To reflect the acquisition of Mercury's common stock and the allocation of the purchase price on the basis of the estimated fair values of the net assets acquired. The components of the purchase price and its allocation to the assets and liabilities are as follows (in thousands):

         Components of purchase price:

                  Cash                                                      $10,100
                  Stock (624,321 shares of PNI Common Stock, $.0001
                    par value, including 156,080 shares held in escrow)       4,000
                                                                            -------
                  Total estimated purchase price                            $14,100
                                                                            =======

         Allocation of purchase price:

                  Current assets                                            $ 1,009
                  Property and equipment                                        925
                  Other assets                                                   95
                  FCC licenses and goodwill                                  15,856
                  Current liabilities                                        (3,785)
                                                                            -------
                  Total purchase price allocation                           $14,100
                                                                            =======

(b)      To eliminate Mercury's equity accounts.

STATEMENT OF OPERATIONS:

(c)      To remove agency fees paid by Mercury to PNI.

(d) To amortize FCC licenses and goodwill recorded as a result of the Mercury acquisition, using a 15-year life and the straight-line method.

No income tax expense was included in the pro forma statement of operations as on a combined basis, PNI is in a net loss position.

See PNI's Form 8-K dated January 31, 1997 and filed February 18, 1997 and PNI's Form 10-K for the year ended December 31, 1996 for details of loss per share calculations.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: April 15, 1997                         PREFERRED NETWORKS, INC.


                                             By:  /s/ Kim Smith Hughes
                                                  ------------------------------
                                                  Kim Smith Hughes
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS


                                                                                             SEQUENTIAL
                                          EXHIBIT                                             PAGE NO.
         -----------------------------------------------------------------------             ----------
2.1      Stock Purchase Agreement by and among Preferred Networks, Inc., Mercury
         Paging & Communications, Inc., HTB Communications Inc., Custom Page,
         Inc., and M.P.C. Distributors Inc. (collectively "Sellers") and the
         Shareholders of Sellers dated as of September 30, 1996 (filed as a part of the Current Report on Form 8-K, file no. 0-27658 filed with the SEC on February 18, 1997 and incorporated by reference herein).

23.1 Consent of Independent Auditors - Ernst & Young LLP (filed as a part of the Current Report on Form 8-K, file no. 0-27658 filed with the SEC on February 18, 1997 and incorporated by reference herein).

23.2     Consent of Independent Auditors - Schneider Ehrlich & Wengrover LLP
         (filed as a part of the Current Report on Form 8-K, file no. 0-27658 filed with the SEC on February 18, 1997 and incorporated by reference herein).




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